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                                                                  EXECUTION COPY

                      AMERITRADE OPTION EXERCISE AGREEMENT

                  THIS AMERITRADE OPTION EXERCISE AGREEMENT (the "Agreement") dated as of October 18, 2002 by and among INSTINET GROUP INCORPORATED, a Delaware corporation ("Instinet"), DATEK ONLINE HOLDINGS CORP., a Delaware corporation ("Datek"), and AMERITRADE HOLDING CORPORATION, a Delaware corporation ("Ameritrade"). Capitalized terms used but not defined herein shall have the respective meanings given them in the Hedge Option Agreements (as defined below).

                                    RECITALS

         WHEREAS, Datek and Island Holding Corporation, a Delaware corporation ("Island"), as successor to The Island ECN, Inc., are parties to two Hedge Option Agreements, each dated as of April 10, 2001 (the "Hedge Option Agreements"), relating to certain stock appreciation rights granted to employees of Datek pursuant to the Datek Online Holdings Corp. 2001 Special Island Stock Appreciation Right Plan (the "SAR Plan");

         WHEREAS, on September 9, 2002, Datek merged with and into a wholly-owned subsidiary of Ameritrade and in connection therewith Ameritrade assumed the SAR Plan;

         WHEREAS, effective as of September 20, 2002, Island merged with and into a wholly-owned subsidiary of Instinet (the "Merger");

         WHEREAS, by virtue of the Merger and pursuant to Section 3(c) of the Hedge Option Agreements, the right of Datek to purchase Option Shares pursuant to the Hedge Option Agreements has been converted into the right to purchase shares of common stock, par value $.01 per share, of Instinet (the "Shares") at an exchange ratio of 1.30488293010049 Shares per Option Share;

         WHEREAS, Instinet, Ameritrade and certain other parties thereto entered into a Registration Rights Agreement, dated as of September 20, 2002 (the "Registration Rights Agreement"), relating to registration rights with respect to certain securities of Instinet, including up to 1,651,238 Shares that may be issuable to Datek under the Hedge Option Agreements (the "Instinet Shares");

         WHEREAS, Ameritrade, as successor to Datek under the SAR Plan, wishes to exercise over the Registration Period (as defined below) all of the outstanding Options under the Hedge Option Agreements and to purchase all of the Instinet Shares and Instinet has agreed to facilitate the sale of the Instinet Shares by Ameritrade by preparing and filing a "shelf" registration statement on Form S-3;

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the parties hereto hereby agree as follows:
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                                    ARTICLE I

                   EXERCISE OF OPTIONS; REGISTRATION OF SHARES

         SECTION 1.1. Exercise of Options. The parties hereby agree that Ameritrade is entitled to exercise all of Datek's rights under the Hedge Option Agreements and that Datek no longer has any rights or obligations under the Hedge Option Agreements. Notwithstanding any provision in the Hedge Option Agreements to the contrary, Ameritrade is entitled to exercise, during the Registration Period (as defined below) only, all of the outstanding Options pursuant to the Hedge Option Agreements and to purchase the Instinet Shares. At any time and from time to time during the Registration Period, Ameritrade may exercise any or all of the outstanding Options by giving written notice to Instinet of the exact number of Options to be exercised and the corresponding number of Instinet Shares to be purchased pursuant to the exercised Options (the "Exercise Notice"). Notwithstanding any provision in the Hedge Option Agreements to the contrary, upon payment by Ameritrade to Instinet in cash of the exercise price of $0.91 per Instinet Share covered by such Exercise Notice (such exercise price representing the full Exercise Price for such Instinet Share as required by the Hedge Option Agreements), Instinet shall deliver to Ameritrade a certificate representing the purchased Instinet Shares, registered in the name of Ameritrade or its designee, or shall transmit electronically to a brokerage account designated by Ameritrade the purchased Instinet Shares, as both parties may mutually agree; provided, that in no event shall Instinet be required to deliver the purchased Instinet Shares earlier than three business days after its receipt of the relevant Exercise Notice. Payment of the exercise price for any Instinet Shares will be made by wire transfer to account number 066-609852 at JPMorgan Chase, NY, NY (ABA 021000021). Any and all unexercised Options shall expire at the expiration of the Registration Period.

         SECTION 1.2. Registration Statement. Subject to the terms and conditions set forth herein and in reliance on the representations and warranties contained herein, as soon as reasonably practicable after the date hereof, Instinet shall prepare and file with the U.S. Securities and Exchange Commission (the "SEC") a "shelf" registration statement (the "Registration Statement") for the resale by Ameritrade of the Instinet Shares on a continuous or delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended, subject to the limitations provided herein. Instinet shall use its reasonable best efforts (i) to have the Registration Statement declared effective by the SEC as soon as practicable after the Registration Statement has been filed with the SEC and (ii) to keep such Registration Statement continuously effective and free of material misstatements or omissions (including the preparation and filing of any amendments and supplements necessary for that purpose) for the period (the "Registration Period") from the date the Registration Statement becomes effective until the earlier of (x) the date on which Ameritrade has consummated the sale of all of the Instinet Shares under the Registration Statement and (y) 30 days from the date the Registration Statement first became effective. Ameritrade shall furnish to Instinet such information regarding Ameritrade and the distribution proposed by Ameritrade as Instinet may reasonably request in writing and as shall be reasonably required in connection with the Registration Statement.

         SECTION 1.3. Instinet Blackout Rights. If the filing, initial effectiveness or continued use of the Registration Statement at any time would require Instinet to disclose material non-public information which disclosure
(i) would be required to be made in the Registration Statement so that the Registration Statement would not be materially misleading, (ii) would not be required to be made at such time but for the filing, effectiveness or continued

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use of the Registration Statement and (iii) would be materially detrimental to
Instinet or would materially interfere with any material financing, acquisition, corporate reorganization or merger or other transaction involving Instinet and any of its subsidiaries and that, as a result of such potential disclosure or interference, it is in the best interests of Instinet to delay the filing or initial effectiveness of, or suspend the use of, the Registration Statement at such time, and if Instinet delivers to Ameritrade a certificate signed by the chief executive officer and the general counsel of Instinet to that effect, then Instinet may delay the filing or initial effectiveness of, or suspend the use of, such Registration Statement for such period of time not to exceed 120 days as is determined in good faith by Instinet to be necessary for such purpose. If the Registration Statement has become effective and Instinet exercises its rights under the preceding sentence, Ameritrade agrees to suspend, immediately upon its receipt of the notice referred to above, its use of the prospectus (including all amendments and supplements to such prospectus and all material incorporated by reference in such prospectus) relating to the Registration Statement in connection with any sale or offer to sell the Instinet Shares and agrees not to disclose to any other Person (as defined below) the fact that Instinet has exercised such rights or any related facts. Instinet shall immediately notify Ameritrade of the expiration of any period during which it exercised its rights under this Section 1.3 and shall immediately notify Ameritrade that the use of the prospectus may be resumed or as soon as reasonably practicable provide to Ameritrade copies of a supplemented or amended prospectus that complies with the provisions of the Securities Act. Ameritrade shall be entitled to commence or resume disposition of its Instinet Shares after Ameritrade is notified by Instinet that the use of the prospectus may be resumed or after receipt by Ameritrade of the copies of the supplemented or amended prospectus, as the case may be, and, if so directed by Instinet, Ameritrade will deliver to Instinet (at Instinet's expense) all copies, other than permanent file copies then in Ameritrade's possession, of the prospectus covering the Instinet Shares which are current at the time of the receipt of notice of such suspension. If Ameritrade is required to suspend the use of a prospectus pursuant to this Section 1.3, the applicable Registration Period shall be extended by the same number of days as the days such use is suspended. For purposes herein, "Person" means any individual, partnership, limited liability company, joint venture, corporation, trust unincorporated association, government (and any department or agency thereof) or other entity.

         SECTION 1.4. Registration Expenses. Except as provided herein, Instinet shall pay all Registration Expenses (as defined below) with respect to the Registration Statement. Except as provided herein, Ameritrade shall be responsible for its own fees and expenses of counsel and financial advisors and its internal administrative and similar costs, which shall not constitute Registration Expenses. For purposes herein, "Registration Expenses" means any and all expenses incident to performance of or compliance with the registration of the Instinet Shares pursuant to this Article I, including, without limitation, (i) the fees, disbursements and expenses of Instinet's counsel and accountants; (ii) all expenses, including filing fees, in connection with the preparation, printing and filing of the Registration Statement, any preliminary prospectus or final prospectus, any amendments and supplements thereto and the mailing and delivering of copies thereof to Ameritrade and any dealers; (iii) the cost of printing or producing any blue sky or legal investment memoranda and any other documents in connection with the offering, sale or delivery of the Instinet Shares; (iv) all expenses in connection with the qualification of the Instinet Shares for offering and sale under state securities laws, including the fees and disbursements of counsel for Ameritrade in connection with such qualification and in connection with any blue sky and legal investment surveys;
(v) transfer agents' and registrars' fees and

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expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering, sale or delivery; (vi) all security engraving and security printing expenses; (vii) all fees and expenses payable in connection with the listing of the Instinet Shares on any securities exchange or automated interdealer quotation system; and (viii) the reasonable fees and expenses of one counsel for Ameritrade incurred in connection with the registration hereunder.

         SECTION 1.5. Withdrawal; No Further Obligations. (a) Sections 2.7 (other than subsection (p)), 2.10, 2.11 and 2.14 of the Registration Rights Agreement are hereby incorporated by reference herein solely to the extent necessary to permit Ameritrade to effect sales of Instinet Shares under the Registration Statement as if Ameritrade were a Selling Holder (as defined in the Registration Rights Agreement) (and the applicable Holder's Representative (as defined in the Registration Rights Agreement)) and as if the Instinet Shares were Registrable Securities (as defined in the Registration Rights Agreement); it being agreed for the purpose of such incorporation that Ameritrade has no right to make underwritten offerings under the Registration Statement. Except to the extent expressly set forth in the preceding sentence, Ameritrade hereby withdraws from the Registration Rights Agreement pursuant to Section 3.12 thereof. Contemporaneously with the signing of this Agreement, Ameritrade agrees to send written notice of its withdrawal from the Registration Rights Agreement to the Group R Holders' Representative (as defined in the Registration Rights Agreement).

         (b) Except for the provisions of the Registration Rights Agreement incorporated by reference herein pursuant to Section 1.5(a), (i) Instinet has no rights or obligations under the Registration Rights Agreement as it relates to Ameritrade and, following the expiration of the Registration Period, neither Instinet nor Island shall have any further obligations with respect to the Registration Statement or any rights or obligations under the Hedge Option Agreements and (ii) Ameritrade has no rights or obligations under the Registration Rights Agreement and, following the expiration of the Registration Period, shall have no further rights with respect to the Registration Statement or any rights or obligations under the Hedge Option Agreements.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         SECTION 2.1. Representations; Warranties. Each party (the "Representing Party") hereby represents to each of the other two parties that:

         (i) the Representing Party has the legal authority to execute, deliver and perform this Agreement;

         (ii) this Agreement has been duly and validly executed and delivered by such Representing Party;

         (iii) this Agreement constitutes a legal, valid and binding obligation of the Representing Party, enforceable against such party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or similar laws

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affecting creditors' rights generally and to general principles of equity
(whether considered in a proceeding in equity or at law); and

         (iv) the execution and delivery of this Agreement by the Representing Party and the consummation of the transactions contemplated hereby do not and will not (A) require any material governmental approval or (B) violate or conflict with, result in a breach of, or constitute a default under, (x) any provision of any certificate of incorporation, certificate of formation, certificate of limited partnership, by-laws, partnership agreement, limited liability company agreement or other similar constituent, organizational and governing documents, as applicable, of the Representing Party, (y) any material contract to which the Representing Party is a party or by which such Representing Party may be bound or (z) any material applicable law.

                                   ARTICLE III

                                  MISCELLANEOUS

         SECTION 3.1. Notices All notices, demands and other communications hereunder shall be in writing (including telecopier or similar writing) and shall be given to the party to whom it is addressed at such party's address, as set forth below, or as such party may hereinafter specify for the purpose by notice to the other party. Each such notice, demand or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified below and confirmation is received, (ii) if given by overnight courier, one business day after deposit thereof with a national overnight courier service, or (iii) if given by any other means, when delivered at the address specified in this Section 3.1.

         INSTINET

         Instinet Group Incorporated
         Three Times Square
         10th Floor
         New York, New York 10036
         Attention:  General Counsel
         Telecopy No.:  646-223-9017

         with a copy to:

         Instinet Group Incorporated
         Three Times Square
         11th Floor
         New York, New York 10036
         Attention:  Graham Stanley
         Telecopy No.:  646-223-9091

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         and

         Cleary, Gottlieb, Steen & Hamilton
         One Liberty Plaza
         New York, New York 10006
         Attention:  Yvette P. Teofan, Esq.
         Telecopy No.:  212-225-3999

         AMERITRADE OR DATEK

         Ameritrade Holding Corporation
         134 National Business Parkway
         Fourth Floor
         Annapolis Junction, Maryland 20701
         Telecopy No:  240-568-3528
         Attention:  Ellen L.S. Koplow, Esq.

         with a copy to:

         Mayer, Brown, Rowe & Maw
         190 South LaSalle Street
         Chicago, Illinois 60603
         Telecopy No: 312-701-7711
         Attention:  Carol S. Rivers, Esq.

         SECTION 3.2. Waivers; Remedies; Amendments; Termination (a) No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

         (b) The parties hereto acknowledge that in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached then money damages will be inadequate and no adequate remedy at law may be available. Accordingly, each party hereto agrees that each other party hereto shall have the right to enforce its rights and the obligations of the other parties hereto not only by an action for damages but also by an action for specific performance, injunction and/or other equitable relief. The parties hereto agree to waive any requirement for the posting of any bond in connection with such remedy.

         (c) This Agreement shall not be amended, modified or terminated other than by a written instrument executed by each of the parties hereto.

         SECTION 3.3. Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         SECTION 3.4. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

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         SECTION 3.5. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         SECTION 3.6. Counterparts. This Agreement may be executed in any number of counterparts each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 3.7. Amendment to Agreements. The parties agree that the provisions of this Agreement relating to the Hedge Option Agreements and the parties' rights and obligations thereunder constitute an amendment to the Hedge Option Agreements pursuant to Section 8(a) thereof.

         SECTION 3.8 Continued Effectiveness. Unless Instinet obtains a consent or waiver from the Holders of Registrable Securities (as defined in that certain Registration Rights Agreement, dated as of October 1, 2001, by and among Instinet, David G. Jamail, David R. Burch, Overunder, LLC, John A. McEntire, IV, John Bunda, Laura Horne, Currin Van Eman and Shayne Young) that they shall not exercise any piggyback rights they may have with respect to the Registration Statement, Instinet shall keep effective the Registration Statement on Form S-3 (Registration No. 333-84960) (the "ProTrader Registration Statement") covering Shares issued in connection with the acquisition by Instinet of ProTrader Group, L.P. until the earlier of the expiration of the Registration Period or the sale of all of the Shares covered by the ProTrader Registration Statement.

         SECTION 3.9 Third Party Beneficiaries. Except as set forth Section 2.10 of the Registration Rights Agreement incorporated herein by reference pursuant to Section 1.5(a), nothing contained in this Agreement, express or implied, is intended to confer upon any other Person any benefits, rights or remedies.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers, as of the date first above written.

                                           INSTINET GROUP INCORPORATED


                                           By: /s/ Mark Nienstedt
                                               ---------------------------------
                                               Name:  Mark Nienstedt
                                               Title: CFO



                                           AMERITRADE HOLDING CORPORATION


                                           By: /s/ Kurt D. Halvorson
                                               ---------------------------------
                                               Name:  Kurt D. Halvorson
                                               Title: EVP/CAO



                                           DATEK ONLINE HOLDINGS CORP.


                                           By: /s/ J. Peter Ricketts
                                               ---------------------------------
                                               Name:  J. Peter Ricketts
                                               Title: President


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